                                                                     Exhibit 4.2

                             ADOPTION AGREEMENT FOR

                   Franklin Templeton Investor Services, Inc.

                       STANDARDIZED 401(K) PROFIT SHARING
                                 PLAN AND TRUST

The undersigned  Employer  adopts Franklin  Templeton  Investor  Services,  Inc.
Prototype  Standardized  401(k)  Profit  Sharing  Plan and Trust and  elects the following provisions:

CAUTION:  Failure to properly  fill out this  Adoption  Agreement  may result in disqualification of the Plan.

EM PLOYER INFORMATION
(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in this Employer Information Section.)

1.   EMPLOYER'S NAME, ADDRESS AND TELEPHONE NUMBER

     Name:        American Pacific Corporation
                  --------------------------------------------------------------

     Address:     3770 Howard Hughes Parkway, 3rd Floor
                  --------------------------------------------------------------
                                     Street

                  Las Vegas                 Nevada               89109
                  --------------------------------------------------------------
                   City                     State                 Zip

     Telephone:   (702) 735-2200
                  --------------------------------------------------------------

2.   EMPLOYER'S TAXPAYER IDENTIFICATION NUMBER 59-6490478

3.   TYPE OF ENTITY
     a. [X] Corporation (including Tax-exempt or Non-profit Corporation)
     b. [ ] Professional Service Corporation
     c. [ ] S Corporation
     d. [ ] Limited Liability Company that is taxed as:
            1. [ ] a partnership or sole proprietorship
            2. [ ] a Corporation
            3. [ ] an S Corporation
     e. [ ] Sole Proprietorship
     f. [ ] Partnership (including Limited Liability)
     g. [ ] Other:______________________________________________________________

     AND, the Employer is a member of (select all that apply):
     h. [ ] a controlled group
     i. [ ]  an affiliated service group

4.   EMPLOYER FISCAL YEAR means the 12 consecutive month period:

     Beginning on     October 1st                                    (e.g., January 1st)
                      ------------------------------------------------
                      month   day

     and ending on    September 30th
                      ------------------------------------------------
                      month     day

PLAN INFORMATION

(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in Questions 9. through 11.)

5.    PLAN NAME:

      American Pacific Corporation 401(k) Plan
      --------------------------------------------------------------------------

6.   EFFECTIVE DATE
     a. [ ]  This is a new Plan effective as of ______  (hereinafter called the
             "Effective Date").
     b. [ ]  This is an amendment and  restatement  of a previously  established qualified  plan of the  Employer  which  was  originally  effective
             (hereinafter  called the "Effective  Date").  The effective date of this amendment and restatement is _______.
     c. [X]  FOR GUST  RESTATEMENTS:  This is an amendment and  restatement of a previously  established qualified plan of the Employer to bring the
             Plan into compliance with GUST (GATT,  USERRA,  SBJPA and TRA `97).
             The original Plan effective  date was October 1, 1987  (hereinafter called the "Effective  Date").  Except as specifically  provided in the Plan, the effective  date of this amendment and  restatement is
             October 1, 2002.
             (May enter a restatement  date that is the first day of the current
             Plan Year.  The Plan  contains  appropriate  retroactive  effective dates with respect to provisions for the appropriate laws.)

7.   PLAN YEAR means the 12 consecutive month period:

     Beginning on     October 1st                      (e.g., January 1st)
                      --------------------------------
                      month     day

     and ending on    September 30th
                      --------------------------------
                      month     day

     EXCEPT that there will be a Short Plan Year:
     a.  [X] N/A
     b.  [ ] beginning on ___________________________ (e.g., July 1, 2000)
                          month     day,     year

             and ending on __________________________
                            month     day,     year

8.   VALUATION DATE means:
     a.  [X] Every day that the  Trustee,  any transfer  agent  appointed by the
             Trustee or the Employer,  and any stock exchange used by such agent are open for business (daily valuation).
     b.  [ ] The last day of each Plan Year.
     c.  [ ] The last day of each Plan Year half (semi-annual).
     d.  [ ] The last day of each Plan Year quarter.
     e.  [ ] Other (specify day or dates):_______________________
             (must be at least once each Plan Year).

9.   PLAN NUMBER assigned by the Employer
     a.  [X] 001
     b.  [ ] 002
     c.  [ ] 003
     d.  [ ] Other: ______________________________

10.  TRUSTEE:
     a.  [ ] Individual  Trustee(s) who serve as  discretionary  Trustee(s) over assets not subject to control by a corporate Trustee.

             Name(s)                              Title(s)

             ____________________________         ______________________________
             ____________________________         ______________________________
             ____________________________         ______________________________

             Address and Telephone number

             1. [ ] Use Employer address and telephone number.
             2. [ ] Use address and telephone number below:

             Address:
                      ----------------------------------------------------------
                                           Street

                      -------------------        ----------------  -------------
                           City                      State             Zip

             Telephone:
                       ---------------------------------------------------------

     b.  [X] Corporate Trustee

             Name:     Franklin Templeton Bank & Trust
                       ---------------------------------------------------------

             Address:  One Franklin Parkway, 970/2
                       ---------------------------------------------------------
                                  Street

                       San Mateo             California        94403
                       -----------          ------------     ----------
                       City                   State            Zip

             Telephone: (800) 524-3030
                        --------------------------------------------------------

             AND, the corporate Trustee shall serve as:
             1. [X]   a directed (nondiscretionary) Trustee over all Plan assets except for the following:

                      N/A
                      ----------------------------------------------------------
             2. [ ]   a  discretionary  Trustee over all Plan assets  except for the following:

                      ----------------------------------------------------------
             AND, shall a separate trust agreement be used with this Plan?
             c. [ ]   Yes
             d. [X]   No
             NOTE:    If  Yes  is  selected,  an  executed  copy  of  the  trust agreement  between the Trustee  and the  Employer  must be attached to this Plan.  The Plan and trust  agreement will be read  and  construed  together.  The  responsibilities, rights and powers of the Trustee shall be those  specified in the trust agreement.

11.  PLAN ADMINISTRATOR'S NAME, ADDRESS AND TELEPHONE NUMBER:
     (If none is named, the Employer will become the Administrator.)
     a. [X]  Employer (Use Employer address and telephone number).
     b. [ ]  Use name, address and telephone number below:

             Name:       _______________________________________________________

             Address:    _______________________________________________________
                                          Street

                         ________________        ________________   ____________
                           City                       State            Zip

             Telephone:  _______________________________________________________

12.  CONSTRUCTION OF PLAN
     This Plan shall be governed by the laws of the state or commonwealth  where the Employer's  (or, in the case of a corporate  Trustee,  such  Trustee's)
     principal place of business is located unless another state or commonwealth is specified:

     Nevada
     ---------------------------------------------------------------------------

ELIGIBILITY REQUIREMENTS

13.  ELIGIBLE EMPLOYEES (Plan Section 1.18)
     FOR ALL PURPOSES OF THE PLAN (EXCEPT AS ELECTED IN d. or e. BELOW
     FOR  EMPLOYER   CONTRIBUTIONS)   means  all  Employees   (including  Leased
     Employees) EXCEPT:
     NOTE:  If different  exclusions  apply to Elective  Deferrals than to other
            Employer  contributions,  complete this part a.-b.  for the Elective
            Deferral component of the Plan.
     a. [ ] N/A. No exclusions.
     b. [X] The following are  excluded,  except that if b.3. is selected,  such
            Employees will be included (select all that apply):
            1. [X] Union Employees (as defined in Plan Section 1.18).
            2. [ ] Non-resident aliens (as defined in Plan Section 1.18).
            3. [ ] Employees  who  became  Employees  as the  result  of a "Code
                   Section 410(b)(6)(C) transaction" (as defined in Plan Section
                   1.18).

     HOWEVER, different exclusions will apply (select c. OR d. and/or e.):
     c. [X] N/A.  The options  elected in a.-b.  above apply for all purposes of the Plan.
     d. [ ] For  purposes of all  Employer  contributions  (other than  Elective
            Deferrals and matching contributions)...
     e. [ ] For purposes of Employer matching contributions...

     IF d. OR e. IS SELECTED,  the following  exclusions apply for such purposes
     (select f. or g.):
     f. [ ] N/A. No exclusions.
     g. [ ] The following are  excluded,  except that if g.3. is selected,  such
            Employees will be included (select all that apply):
            1. [ ] Union Employees (as defined in Plan Section 1.18).
            2. [ ] Non-resident aliens (as defined in Plan Section 1.18).
            3. [ ] Employees  who  became  Employees  as the  result  of a "Code
                   Section 410(b)(6)(C) transaction" (as defined in Plan Section
                   1.18).

14.  THE FOLLOWING  AFFILIATED  EMPLOYER (Plan Section 1.6) will adopt this Plan as a  Participating  Employer (if there is more than one, or if  Affiliated
     Employers  adopt  this  Plan  after  the date  the  Adoption  Agreement  is executed,  attach  a list to this  Adoption  Agreement  of such  Affiliated
     Employers including their names, addresses, taxpayer identification numbers and types of entities):
     NOTE:  Regardless  of  the  election  below,  Employees  of  an  Affiliated
            Employer  are  generally  treated  as  Employees  of  the  Employer.
            However,  if  the  transition  rule  for  certain  acquisitions  and dispositions applies (Code Section 410(b)(6)(C)),  then Employees of the  Affiliated  Employer  will not be  considered  Employees of the
            Employer until the  expiration of the  transition  period unless the
            Affiliated Employer actually adopts the Plan prior to such date.
     a. [X] N/A
     b. [ ] Name of First Affiliated Employer: _________________________________
            Address: ___________________________________________________________
                                        Street
                     ____________________     ______________  __________________
                           City                   State            Zip
            Telephone: _________________________________________________________

            Taxpayer Identification Number:_____________________________________

     AND, the Affiliated Employer is:
     c. [ ] Corporation (including Tax-exempt, Non-profit or Professional
            Service Corporation)
     d. [ ] S Corporation
     e. [ ] Limited Liability Company that is taxed as:
            1. [ ] a partnership or sole proprietorship
            2. [ ] a Corporation
            3. [ ] an S Corporation
     f. [ ] Sole Proprietorship
     g. [ ] Partnership (including Limited Liability)
     h. [ ] Other: _____________________________________________________________

15.  CONDITIONS OF ELIGIBILITY (Plan Section 3.1)
     Any  Eligible  Employee  will be eligible to  participate  in the Plan upon satisfaction of the following:
     NOTE:  If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of
            Hours of Service to receive  credit  for such  fractional  year.  If expressed in months of service,  an Employee will not be required to complete  any  specified  number of Hours of Service in a particular month, unless elected in b.4. or i.4. below.

     ELIGIBILITY FOR ALL PURPOSES OF THE PLAN (EXCEPT AS ELECTED IN e.-k.  BELOW
     FOR  EMPLOYER  CONTRIBUTIONS)  (select  a. or all that apply of b., c., and
     d.):
     NOTE:  If different  conditions  apply to Elective  Deferrals than to other
            Employer  contributions,  complete this part a.-d.  for the Elective
            Deferral component of the Plan.
     a. [ ] No age or service required. (Go to e.-g. below)
     b. [X] Completion of the following  service  requirement  which is based on
            Years of Service (or  Periods of Service if the Elapsed  Time Method
            is elected):

            1. [ ]  No service requirement
            2. [ ]  1/2 Year of Service or Period of Service
            3. [ ]  1 Year of Service or Period of Service
            4. [ ]  _______ (not to exceed  1,000) Hours of Service  within (not to exceed 12) months from the Eligible Employee's employment commencement  date.  If an Employee  does not  complete  the stated Hours of Service  during the  specified  time period, the  Employee is subject to the Year of Service  requirement in b.3. above.
            5. [X]  Other: 90 days of employment
                   (may not exceed one (1) Year of Service or Period of Service)

     c. [X] Attainment of age:
            1. [X] No age requirement
            2. [ ] 20 1/2
            3. [ ] 21
            4. [ ]  Other:_________ (may not exceed 21)
     d. [ ] The service and/or age requirements  specified above shall be waived with respect to any  Eligible  Employee who was employed on and such
            Eligible  Employee  shall  enter  the  Plan  as of  such  date.  The requirements to be waived are (select one or both):
            1. [ ] service requirement (will let part-time Eligible Employees in
                   Plan)
            2. [ ] age requirement

     HOWEVER,  DIFFERENT  ELIGIBILITY  CONDITIONS  WILL  APPLY  (select e. OR f.
     and/or g.):
     e. [X] N/A. The options elected in a.-d. above apply for all purposes of the Plan.
     f. [ ] For  purposes of all  Employer  contributions  (other than  Elective
            Deferrals and matching contributions)...
     g. [ ] For purposes of Employer matching contributions...

     If f. OR g. IS SELECTED,  the following  eligibility  conditions  apply for such purposes:
     h. [ ] No age or service requirements
     i. [ ] Completion of the following  service  requirement  which is based on
            Years of Service (or  Periods of Service if the Elapsed  Time Method
            is elected):
            1. [ ]  No service requirement
            2. [ ]  1/2 Year of Service or Period of Service
            3. [ ]  1 Year of Service or Period of Service
            4. [ ]  _______ (not to exceed  1,000) Hours of Service  within (not to exceed 12) months from the Eligible Employee's employment commencement  date.  If an Employee  does not  complete  the stated Hours of Service  during the  specified  time period, the  Employee is subject to the Year of Service  requirement in i.3. above.
            5. [ ]  1 1/2 Years of Service or Periods of Service
            6. [ ]  2 Years of Service or Periods of Service
            7. [ ]  Other: _____________________________________________________
                           (may not exceed two (2) Years of Service or Periods
                           of Service)
            NOTE:  If  more  than  one (1)  Year  of  Service  is  elected  100%
                   immediate vesting is required.
     j. [ ] Attainment of age:
            1. [ ] No age requirement
            2. [ ] 20 1/2
            3. [ ] 21
            4. [ ] Other: _____________ (may not exceed 21)
     k. [ ] The service and/or age requirements  specified above shall be waived with respect to any  Eligible  Employee who was employed on ________
            and such Eligible Employee shall enter the Plan as of such date. The requirements to be waived are (select one or both):
            1. [ ] service requirement (will let part-time Eligible Employees in
                   Plan)
            2. [ ] age requirement

16.  EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2)
     An Eligible  Employee who has satisfied the eligibility  requirements  will become a  Participant  for all  purposes of the Plan  (except as elected in
     g.-p. below for Employer contributions):
     NOTE:  If different  entry dates apply to Elective  Deferrals than to other
            Employer  contributions,  complete this part a.-f.  for the Elective
            Deferral  component  of the  Plan.
     a. [ ] the  day  on  which  such requirements  are  satisfied.
     b. [ ] the first day of the month  coinciding  with or next  following  the date on which such requirements are satisfied.
     c. [X] the  first  day of the Plan  Year  quarter  coinciding  with or next following the date on which such requirements are satisfied.
     d. [ ] the earlier of the first day of the  seventh  month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.
     e. [ ] the first day of the Plan Year next following the date on which such requirements are satisfied. (Eligibility must be 1/2 Year of Service
            (or Period of Service) or less and age must be 20 1/2 or less.)
     f. [ ] other:_____________________________________________________________,
            provided that an Eligible Employee who has satisfied the maximum age
            (21) and  service  requirements  (one (1) Year or Period of Service)
            and  who  is  otherwise  entitled  to  participate,  shall  commence participation  no later than the earlier of (a) 6 months  after such requirements  are satisfied,  or (b) the first day of the first Plan
            Year after such  requirements  are  satisfied,  unless the  Employee separates from service before such participation date.

     HOWEVER, different entry dates will apply (select g. OR h. and/or i.):
     g. [X] N/A.  The options  elected in a.-f.  above apply for all purposes of the Plan.
     h. [ ] For  purposes of all  Employer  contributions  (other than  Elective
            Deferrals and matching contributions)...
     i. [ ] For purposes of Employer matching contributions...

     IF h. OR i. IS SELECTED,  the following entry dates apply for such purposes
     (select one):
     j. [ ] the first day of the month  coinciding  with or next  following  the date on which such requirements are satisfied.
     k. [ ] the  first  day of the Plan  Year  quarter  coinciding  with or next following the date on which such requirements are satisfied.
     l. [ ] the  first  day of the Plan  Year in  which  such  requirements  are satisfied.
     m. [ ] the  first  day of the Plan  Year in  which  such  requirements  are satisfied,  if such requirements are satisfied in the first 6 months of the Plan Year, or as of the first day of the next succeeding Plan
            Year if such  requirements are satisfied in the last 6 months of the
            Plan Year.
     n. [ ] the earlier of the first day of the  seventh  month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.
     o. [ ] the first day of the Plan Year next following the date on which such requirements  are satisfied.  (Eligibility  must be 1/2 (or 1 1/2 if
            100%  immediate  Vesting is selected)  Year of Service (or Period of
            Service) or less and age must be 20 1/2 or less.)
     p. [ ] other:_____________________________________________________________,
            provided that an Eligible Employee who has satisfied the maximum age
            (21) and service requirements (one (1) Year or Period of Service (or more than one (1) year if full and  immediate  vesting))  and who is otherwise entitled to participate,  shall commence  participation no later than the earlier of (a) 6 months after such  requirements  are satisfied,  or (b) the first day of the first  Plan Year  after such requirements  are  satisfied,  unless the  Employee  separates  from service before such participation date.

SERVICE

17.  RECOGNITION  OF SERVICE WITH  PREDECESSOR  EMPLOYER (Plan Sections 1.57 and
     1.85)
     a. [X] No service with a predecessor Employer shall be recognized.
     b. [ ] Service with will be recognized  except as follows (select 1. or all that apply of 2. through 4.):
            1. [ ]  N/A, no limitations.
            2. [ ]  service will only be recognized for vesting purposes.
            3. [ ]  service will only be recognized for eligibility purposes.
            4. [ ]  service prior to will not be recognized.
            NOTE:   If the predecessor  Employer maintained this qualified Plan, then Years of Service  (and/or Periods of Service) with such predecessor  Employer  shall be recognized  pursuant to Plan
                    Sections 1.57 and 1.85 and b.1. will apply.

18.  SERVICE CREDITING METHOD (Plan Sections 1.57 and 1.85)
     NOTE:  If no elections are made in this Section,  then the Hours of Service
            Method will be used and the  provisions  set forth in the definition of Year of Service in Plan Section 1.85 will apply.
     ELAPSED TIME METHOD shall be used for the  following  purposes  (select all that apply):
     a. [X] N/A. Plan only uses the Hours of Service Method.
     b. [ ] all purposes. (If selected, skip to Question 19.)
     c. [ ] eligibility to participate.
     d. [ ] vesting.
     e. [ ] sharing in allocations or contributions.

     HOURS OF SERVICE  METHOD shall be used for the following  purposes  (select all that apply):
     f. [ ] N/A. Plan only uses the Elapsed Time Method.
     g. [X] eligibility to participate in the Plan. The eligibility  computation period after the initial eligibility computation period shall...
            1. [X]  shift to the Plan Year after the initial computation period.
            2. [ ]  be based on the date an Employee  first  performs an Hour of
                    Service   (initial   computation   period)  and   subsequent
                    computation  periods shall be based on each anniversary date thereof.
     h. [X] vesting. The vesting computation period shall be...
            1. [X]  the Plan Year.
            2. [ ]  the date an Employee  first  performs an Hour of Service and each anniversary thereof.
     i. [X] sharing in  allocations or  contributions  (the  computation  period shall be the Plan Year).

     AND,  IF THE HOURS OF SERVICE  METHOD IS BEING  USED,  the Hours of Service
     will be  determined  on the basis of the method  selected  below.  Only one method  may be  selected.  The  method  selected  below  will be applied to
     (select j. or k.):
     j. [X] all Employees.
     k. [ ] salaried  Employees  only (for  hourly  Employees,  actual  Hours of
            Service will be used).

     ON THE BASIS OF:
     l. [X] actual hours for which an Employee is paid or entitled to payment.
     m. [ ] days  worked.  An Employee  will be credited  with ten (10) Hours of
            Service if under the Plan such  Employee  would be credited  with at least one (1) Hour of Service during the day.
     n. [ ] weeks  worked.  An Employee will be credited  with  forty-five  (45)
            Hours of Service if under the Plan such  Employee  would be credited with at least one (1) Hour of Service during the week.
     o. [ ] semi-monthly  payroll periods  worked.  An Employee will be credited with  ninety-five  (95)  Hours of  Service  if under  the Plan  such
            Employee  would be  credited  with at least one (1) Hour of  Service during the semi-monthly payroll period.
     p. [ ]  months worked.  An Employee will be credited with one hundred ninety
            (190)  Hours of  Service  if under the Plan such  Employee  would be credited with at least one (1) Hour of Service during the month.
     AND, a Year of Service means the applicable computation period during which an  Employee  has  completed  at least:  q. [X] 1,000 (may not be more than
     1,000)  Hours of Service (if left  blank,  the Plan will use 1,000 Hours of
     Service).

VESTING

19.  VESTING OF PARTICIPANT'S INTEREST (Plan Section 6.4(b))
     Vesting for Employer  Contributions (except as otherwise elected in j. - q.
     below  for  matching  contributions).  The  vesting  schedule,  based  on a
     Participant's  Years of Service (or Periods of Service if the Elapsed  Time
     Method is elected), shall be as follows:
     a. [ ] 100% upon entering  Plan.  (Required if  eligibility  requirement is greater than one (1) Year of Service or Period of Service.)
     b. [ ] 3 Year Cliff:                    c.   [ ]  5 Year Cliff:
              0-2 years          0%                     0-4 years        0%
                3 years        100%                       5 years      100%

     d. [X] 6 Year Graded:                   e.   [ ]  4 Year Graded:
              0-1 year           0%                       1 year        25%
                2 years         20%                       2 years       50%
                3 years         40%                       3 years       75%
                4 years         60%                       4 years      100%
                5 years         80%
                6 years        100%

     f. [ ]     5 Year Graded:               g.   [ ]  7 Year Graded:
                1 year          20%                      0-2 years        0%
                2 years         40%                        3 years       20%
                3 years         60%                        4 years       40%
                4 years         80%                        5 years       60%
                5 years        100%                        6 years       80%
                                                           7 years      100%

     h. [ ]  Other - Must be at least as liberal as either c. or g. above.

                       Service                     Percentage

                       ________                    __________
                       ________                    __________
                       ________                    __________
                       ________                    __________

     VESTING FOR EMPLOYER MATCHING CONTRIBUTIONS
     The  vesting  schedule  for  Employer  matching  contributions,  based on a
     Participant's  Years of Service (or Periods of Service if the Elapsed  Time
     Method is elected) shall be as follows:
     i. [X] N/A.  There  are no  matching  contributions  subject  to a  vesting schedule OR the schedule in a.-h. above shall also apply to matching contributions.
     j. [ ] 100% upon entering  Plan.  (Required if  eligibility  requirement is greater than one (1) Year of Service or Period of Service.)
     k. [ ] 3 Year Cliff
     l. [ ] 5 Year Cliff
     m. [ ] 6 Year Graded
     n. [ ] 4 Year Graded
     o. [ ] 5 Year Graded
     p. [ ] 7 Year Graded
     q. [ ] Other - Must be at least as liberal as either l. or p. above.

                       Service                     Percentage

                       ________                    __________
                       ________                    __________
                       ________                    __________
                       ________                    __________

20.  FOR AMENDED PLANS (Plan Section 5.9(g))
     If the vesting  schedule  has been  amended to a less  favorable  schedule, enter the pre-amended schedule below:
     a. [X] Vesting  schedule  has not been  amended,  amended  schedule is more favorable in all years or prior schedule was immediate 100% vesting.
     b. [ ] Pre-amended schedule:

                       Service                     Percentage

                       ________                    __________
                       ________                    __________
                       ________                    __________
                       ________                    __________

21.  TOP HEAVY VESTING (Plan Section 6.4(c))
     If this Plan  becomes a Top Heavy Plan,  the  following  vesting  schedule, based on number of Years of Service  (or  Periods of Service if the Elapsed
     Time  Method  is  elected),  shall  apply and  shall be  treated  as a Plan amendment  pursuant to this Plan. Once effective,  this schedule shall also apply to any contributions made before the Plan became a Top Heavy Plan and shall continue to apply if the Plan ceases to be a Top Heavy Plan unless an amendment is made to change the vesting schedule.
     a. [X] N/A (the  regular  vesting  schedule  already  satisfies  one of the minimum top heavy schedules).
     b. [ ] 6 Year Graded:
              0-1 year               0%
              2 years               20%
              3 years               40%
              4 years               60%
              5 years               80%
              6 years              100%
     c. [ ] 3 Year Cliff:
              0-2 years              0%
                3 years            100%

     d. [ ] Other - Must be at least as liberal as either b. or c. above.

                       Service                     Percentage

                       ________                    __________
                       ________                    __________
                       ________                    __________
                       ________                    __________

     NOTE:  This  Section  does  not  apply  to  the  account  balances  of  any
            Participant  who does not have an Hour of Service after the Plan has initially  become  top heavy.  Such  Participant's  Account  balance attributable  to  Employer  contributions  and  Forfeitures  will be determined without regard to this Section.

22.  EXCLUDED VESTING SERVICE
     a. [X] No exclusions.
     b. [ ] Service prior to the Effective Date of the Plan or a predecessor plan.
     c. [ ] Service prior to the time an Employee has attained age 18.

23.  VESTING FOR DEATH AND TOTAL AND PERMANENT DISABILITY
     Regardless of the vesting schedule,  Participants shall become fully Vested upon (select a. or all that apply of b. and c.)
     a. [ ] N/A. Apply vesting  schedule,  or all  contributions to the Plan are fully Vested.
     b. [X] Death.
     c. [X] Total and Permanent Disability.

24.  NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.45) means the:
     a. [X] date of a Participant's 65th birthday (not to exceed 65th).
     b. [ ] later of a  Participant's  ____ birthday (not to exceed 65th) or the
            _____ (not to exceed 5th)  anniversary  of the first day of the Plan
            Year in which participation in the Plan commenced.

25.  NORMAL RETIREMENT DATE (Plan Section 1.46) means the:
     a. [X] Participant's "NRA". OR (select one)
     b. [ ] first day of the month coinciding with or next following the
            Participant's "NRA".
     c. [ ] first day of the month nearest the Participant's "NRA".
     d. [ ] Anniversary Date coinciding with or next following the Participant's
            "NRA".
     e. [ ] Anniversary Date nearest the Participant's "NRA".

26.  EARLY RETIREMENT DATE (Plan Section 1.15) means the:
     a. [X] No Early Retirement provision provided.
     b. [ ] date on which a Participant...
     c. [ ] first day of the month coinciding with or next following the date on which a Participant...
     d. [ ] Anniversary Date coinciding with or next following the date on which a Participant...

     AND, if b., c., or d. is selected...
     e. [ ] attains age ________.
     f. [ ] attains age ______ and  completes at least ____ Years of Service (or
            Periods of Service) for vesting purposes.

     AND, if b., c. or d. is selected,  shall a Participant  become fully Vested upon attainment of the Early Retirement Date?
     g. [ ] Yes
     h. [ ] No

COMPENSATION

27.  COMPENSATION (Plan Section 1.11) with respect to any Participant means:
     a. [ ] Wages, tips and other compensation on Form W-2.
     b. [X] Section 3401(a) wages (wages for withholding purposes).
     c. [ ] 415 safe-harbor compensation.

     COMPENSATION shall be based on the following determination period:
     d. [X] the Plan Year.
     e. [ ] the Fiscal Year coinciding with or ending within the Plan Year.
     f. [ ] the calendar year coinciding with or ending within the Plan Year.
     NOTE:  The Limitation  Year for Code Section 415 purposes shall be the same as the determination  period for Compensation  unless an alternative period is specified: ___________ (must be a consecutive twelve month period).

     ADJUSTMENTS TO COMPENSATION
     g. [ ] N/A. No adjustments.
     h. [X] Compensation shall be adjusted by: (select all that apply)
        1.  [X] including  compensation which is not currently includible in the
                Participant's  gross income by reason of the application of Code
                Sections   125   (cafeteria    plan),    132(f)(4)    (qualified
                transportation  fringe),  402(e)(3) (401(k) plan),  402(h)(1)(B)
                (simplified  employee  pension plan),  414(h)  (employer  pickup contributions  under a governmental plan), 403(b) (tax sheltered annuity) or 457(b) (eligible deferred compensation plan).
         2. [ ] excluding  reimbursements  or other expense  allowances,  fringe
                benefits   (cash  or  non-cash),   moving   expenses,   deferred
                compensation  (other than  deferrals  specified in 1. above) and welfare benefits.
         3. [X] excluding  Compensation  paid  during the  determination  period while not a  Participant  in the component of the Plan for which the definition is being used.

     HOWEVER,  FOR SALARY DEFERRAL AND MATCHING PURPOSES  Compensation  shall be adjusted by (for salary deferral purposes the Plan  automatically  includes amounts in h.1. above):
     i. [X] N/A. No adjustments or same adjustments as in above.
     j. [ ] Compensation shall be adjusted by: (select all that apply)
        1.  [ ] excluding  reimbursements  or other expense  allowances,  fringe
                benefits   (cash  or  non-cash),   moving   expenses,   deferred
                compensation  (other than deferrals specified in h.1. above) and welfare benefits.
        2.  [ ] excluding  Compensation  paid  during the  determination  period while not a  Participant  in the component of the Plan for which the definition is being used.

CONTRIBUTIONS AND ALLOCATIONS

28.  SALARY REDUCTION ARRANGEMENT - ELECTIVE DEFERRALS (Plan Section 12.2)
     Each Participant may elect to have Compensation deferred by:
     a. [ ] ___%.
     b. [ ] up to ___%.
     c. [ ] from ______ % to _____%.
     d. [X] up to the maximum  percentage  allowable not to exceed the limits of
            Code Sections 401(k), 402(g), 404 and 415.

     AND, Participants who are Highly Compensated Employees determined as of the beginning of a Plan Year may only elect to defer Compensation by:
     e. [X] Same limits as specified above.
     f. [ ] The  percentage  equal to the  deferral  limit in effect  under Code
            Section  402(g)(3)  for the calendar year that begins with or within the Plan Year divided by the annual compensation limit in effect for the Plan Year under Code Section 401(a)(17).

     MAY  PARTICIPANTS  make a special salary deferral  election with respect to bonuses?
     g. [X] No.
     h. [ ] Yes, a Participant may elect to defer up to ______% of any bonus.

     PARTICIPANTS  MAY  commence  salary  deferrals  on the  effective  date  of participation  and on the first day of each Plan Year  quarter  (must be at least once each calendar year).

            Participants may modify salary deferral elections:
            1. [ ]  As of each payroll period
            2. [X]  On the first day of the month
            3. [ ]  On the first day of each Plan Year quarter
            4. [ ]  On the first day of the Plan Year or the first day of the
                    7th month of the Plan Year
            5. [ ]  Other: _____ (must be at least once each calendar year)

                                       10

     AUTOMATIC  ELECTION:  Shall Participants who do not affirmatively  elect to
     receive  cash  or  have  a  specified   amount   contributed  to  the  Plan
     automatically have Compensation deferred?
     i. [X] No.
     j. [ ] Yes, by _____% of Compensation.

     SHALL THERE BE a special  effective date for the salary deferral  component of the Plan?
     k. [X] No.
     l. [ ] Yes, the effective date of the salary deferral component of the Plan is _____ (enter month day, year).

29.  SIMPLE 401(k) PLAN ELECTION (Plan Section 13.1)
     Shall the simple 401(k) provisions of Article XIII apply?
     a. [X] No. The simple 401(k) provisions will not apply.
     b. [ ] Yes. The simple 401(k) provisions will apply.

30.  401(k) SAFE HARBOR PROVISIONS (Plan Section 12.8)
     Will the ADP and/or ACP test safe harbor provisions be used? (select a., b.
     or c.)
     a. [X] No. (If selected, skip to Question 31.)
     b. [ ] Yes, but only the ADP (and NOT the ACP) Test Safe Harbor provisions will be used. c. [ ] Yes, both the ADP and ACP Test Safe Harbor provisions will be used.

            IF c. is selected,  does the Plan permit matching  contributions  in addition to any safe harbor contributions elected in d. or e. below?
            1.  [ ]  No or N/A. Any matching contributions,  other than any Safe
                     Harbor Matching  Contributions elected in d. below, will be suspended  in any  Plan  Year  in  which  the  safe  harbor provisions are used.
            2.  [ ]  Yes,  the  Employer  may  make  matching  contributions  in addition to any Safe Harbor Matching  contributions elected in d. below.  (If elected,  complete the  provisions of the
                     Adoption  Agreement  relating  to  matching   contributions
                     (i.e.,  Questions  31. and 32.) that will apply in addition to any elections made in d. below. NOTE:  Regardless of any election  made in  Question  31.,  the  Plan  automatically
                     provides  that  only   Elective   Deferrals  up  to  6%  of
                     Compensation  are taken into  account in applying the match
                     set   forth  in  that   Question   and  that  the   maximum
                     discretionary  matching  contribution  that  may be made on behalf of any Participant is 4% of Compensation.)

     THE EMPLOYER WILL MAKE THE FOLLOWING ADP TEST SAFE HARBOR  CONTRIBUTION FOR
     THE PLAN YEAR:
     NOTE:  The ACP Test Safe  Harbor  is  automatically  satisfied  if the only matching  contribution  made  to the  Plan  is  either  (1) a  Basic
            Matching  Contribution or (2) an Enhanced Matching Contribution that does not  provide a match on Elective  Deferrals  in excess of 6% of
            Compensation.

     d. [ ] Safe Harbor Matching Contribution (select 1. or 2. AND 3.)
            1. [ ] BASIC MATCHING CONTRIBUTION.  The Employer will make Matching
                   Contributions  to the account of each "Eligible  Participant"
                   in an  amount  equal to the sum of 100% of the  amount of the
                   Participant's Elective Deferrals that do not exceed 3% of the
                   Participant's  Compensation,  plus 50% of the  amount  of the
                   Participant's  Elective  Deferrals  that  exceed  3%  of  the
                   Participant's  Compensation  but  do  not  exceed  5% of  the
                   Participant's Compensation.
            2. [ ] Enhanced  Matching  Contribution.   The  Employer  will  make
                   Matching  Contributions  to the  account  of  each  "Eligible
                   Participant" in an amount equal to the sum of:
                   a. [ ] ______%   (may   not  be  less   than   100%)  of  the
                          Participant's  Elective  Deferrals  that do not exceed
                          _____% (if over 6% or if left blank, the ACP test will
                          still apply) of the Participant's Compensation, plus
                   b. [ ] ____% of the  Participant's  Elective  Deferrals  that exceed _____% of the Participant's Compensation but do
                          not exceed  _____% (if over 6% or if left  blank,  the
                          ACP  test  will  still  apply)  of  the  Participant's
                          Compensation.
                   NOTE:  a. and b. must be  completed  so that,  at any rate of
                          Elective  Deferrals,  the matching  contribution is at
                          least equal to the matching contribution receivable if
                          the Employer were making Basic Matching Contributions,
                          but the rate of match  cannot  increase  as  deferrals
                          increase. For example, if a. is completed to provide a
                          match  equal  to  100%  of   deferrals  up  to  4%  of
                          Compensation, then b. need not be completed.
            3. [ ]  The safe harbor matching contribution will be determined on the following basis (and Compensation for such purpose will be based on the applicable period):
                    a. [ ]  the entire Plan Year.
                    b. [ ]  each payroll period.
                    c. [ ]  all payroll periods ending with or within each month.
                    d. [ ]  all payroll periods ending with or within the Plan
                            Year quarter.

                                       11

                    e. [ ]  Nonelective Safe Harbor Contributions (select one)
                            1. [ ] The   Employer   will  make  a  Safe   Harbor
                                   Nonelective  Contribution  to the  account of
                                   each  "Eligible  Participant"  in  an  amount
                                   equal to % (may  not be less  than 3%) of the
                                   Employee's Compensation for the Plan Year.
                            2. [ ] The   Employer   will  make  a  Safe   Harbor
                                   Nonelective  Contribution  to another defined
                                   contribution  plan maintained by the Employer
                                   (specify the name of the other plan): _____.

            FOR  PURPOSES  OF THE ADP Test Safe  Harbor  contribution,  the term
            "Eligible Participant" means any Participant who is eligible to make
            Elective Deferrals with the following exclusions:
            f. [ ] Highly Compensated Employees.
            g. [ ] Employees who have not satisfied the greatest minimum age and service conditions permitted under Code Section 410(a).
            h. [ ] Other: ______________________________________________________
                   (must  be  a  category  that  could  be  excluded  under  the permissive or mandatory  disaggregation  rules of Regulations
                   1.401(k)-1(b)(3) and 1.401(m)-1(b)(3)).

            SPECIAL EFFECTIVE DATE OF ADP AND ACP TEST SAFE HARBOR PROVISIONS
            i. [ ] N/A. The safe harbor provisions are effective as of the later of the  Effective  Date  of  this  Plan  or,  if  this  is an amendment or restatement, the effective date of the amendment or restatement.
            j. [ ] The ADP and ACP Test Safe Harbor provisions are effective for the Plan Year beginning:  _____________  (enter the first day of the Plan Year for which the  provisions  are (or, for GUST updates,  were) effective and, if necessary,  enter any other special  effective  dates  that  apply  with  respect  to the provisions).

31.  FORMULA FOR DETERMINING EMPLOYER MATCHING CONTRIBUTIONS (Plan Section
     12.1(a)(2))
     NOTE:  Regardless  of any  election  below,  if the ACP test safe harbor is being  used  (i.e.,  Question  30.c.  is  selected),  then  the Plan automatically  provides  that only  Elective  Deferrals  up to 6% of
            Compensation  are taken into account in applying the match set forth below and that the maximum discretionary  matching contribution that may be made on behalf of any Participant is 4% of Compensation.
     a. [ ] N/A. There will not be any matching contributions (Skip to
            Question 33).
     b. [X] The Employer ... (select 1. or 2.)
            1. [X] may make  matching  contributions  equal  to a  discretionary
                   percentage,   to  be  determined  by  the  Employer,  of  the
                   Participant's Elective Deferrals.
            2. [ ] will make matching contributions equal to % (e.g., 50) of the
                   Participant's Elective Deferrals, plus:
                   a. [ ] N/A.
                   b. [ ] an additional discretionary percentage, to be determined by the Employer.
            AND, in determining the matching  contribution  above, only Elective
            Deferrals up to the percentage or dollar amount specified below will be matched: (select 3. and/or 4. OR 5.)
            3. [ ] % of a Participant's Compensation.
            4. [ ] $ .
            5. [X] a discretionary percentage of a Participant's Compensation or a  discretionary  dollar  amount,  the  percentage  or dollar amount to be determined by the Employer on a uniform basis to all Participants.
                   c.  [ ] The Employer may make matching contributions equal to a discretionary  percentage,  to be determined by the
                           Employer,  of  each  tier,  to be  determined  by the
                           Employer, of the Participant's Elective Deferrals.
                   d.  [ ] The Employer will make matching  contributions  equal to the sum of % of the  portion of the  Participant's
                           Elective  Deferrals  which do not exceed ____% of the
                           Participant's Compensation or $____ plus ____% of the
                           portion of the Participant's Elective Deferrals which
                           exceed  ____% of the  Participant's  Compensation  or
                           $____, but does not exceed ____% of the Participant's
                           Compensation or $_____.
                  NOTE:    If c. or d. above is  elected,  the rate of  matching
                           contributions   must  decrease  as  a   Participant's
                           Elective Deferrals or Years of Service (or Periods of
                           Service) increase.

     PERIOD OF DETERMINING MATCHING CONTRIBUTIONS31 p.1212
     Matching  contributions  will be determined on the following basis (and any
     Compensation  or dollar  limitation  used in determining  the match will be based on the applicable period):
     e. [X] the entire Plan Year.
     f. [ ] each payroll period.
     g. [ ] all payroll periods ending within each month.
     h. [ ] all payroll periods ending with or within the Plan Year quarter.

                                       12

     THE MATCHING  CONTRIBUTION  MADE ON BEHALF OF ANY  PARTICIPANT for any Plan
     Year will not exceed:
     i. [X] N/A.
     j. [ ] $________________.

     MATCHING CONTRIBUTIONS WILL BE MADE ON BEHALF OF:
     k. [X] all Participants.
     l. [ ] only Non-Highly Compensated Employees.

     SHALL THE MATCHING CONTRIBUTIONS BE QUALIFIED MATCHING CONTRIBUTIONS?
     m. [ ] Yes. If elected, ALL matching contributions will be fully Vested and will  be  subject  to  restrictions  on  withdrawals.  In  addition,
            Qualified  Matching  Contributions  may be used in either the ADP or
            ACP test.
     n. [X] No.

32.  ONLY PARTICIPANTS WHO SATISFY THE FOLLOWING  CONDITIONS WILL BE ELIGIBLE TO
     SHARE IN THE ALLOCATION OF MATCHING CONTRIBUTIONS:

     REQUIREMENTS FOR  PARTICIPANTS WHO ARE ACTIVELY  EMPLOYED AT THE END OF THE
     PLAN YEAR:  Participants  who are actively  employed at the end of the Plan
     Year will share in allocations  regardless of the service  completed during such Plan Year.

     REQUIREMENTS FOR  PARTICIPANTS WHO ARE NOT ACTIVELY  EMPLOYED AT THE END OF
     THE PLAN YEAR (except as provided in c. through e. below)

     a. [X] A Participant must complete more than 500 Hours of Service (not more than 500) or, if the Elapsed Time Method is elected,  ______  months of service (not more than three (3)).

     b. [ ] Participants will share in such allocations, regardless of service.

     PARTICIPANTS WHO ARE NOT ACTIVELY  EMPLOYED AT THE END OF THE PLAN YEAR due
     to the following  shall be eligible to share in the  allocation of matching contributions regardless of the above conditions (select all that apply):
     c. [ ] Death.
     d. [ ] Total and Permanent Disability.
     e. [ ] Early or Normal Retirement.

33.  FORMULA  FOR  DETERMINING  EMPLOYER'S  PROFIT  SHARING  CONTRIBUTION  (Plan
     Section 12.1(a)(3))
     a. [ ] N/A. No Employer  Profit  Sharing  Contributions  may be made (other than top heavy minimum contributions) (Skip to Question 34.)
     b. [X] Discretionary,  to be  determined  by the  Employer,  not limited to current or accumulated Net Profits.
     c. [ ] Discretionary,  to be determined by the Employer,  out of current or accumulated Net Profits.

     CONTRIBUTION ALLOCATIONS
     If b. or c. above is selected, the Employer's  discretionary profit sharing contribution for a Plan Year will be allocated as follows:
     d. [X] NON-INTEGRATED ALLOCATION
            1. [X] In the same ratio as each Participant's Compensation bears to the total of such Compensation of all Participants.
            2. [ ] In the same dollar amount to all Participants (per capita).
            3. [ ] In the same dollar  amount per Hour of Service  completed  by each Participant.

     e. [ ] INTEGRATED ALLOCATION
            In accordance  with Plan Section  4.3(b)(2) based on a Participant's
            Compensation in excess of:
            1. [ ] The Taxable Wage Base.
            2. [ ] _________%  (not to exceed  100%) of the  Taxable  Wage Base.
                   (See Note below)
            3. [ ] 80% of the Taxable Wage Base plus $1.00.
            4. [ ] $______ (not greater than the Taxable Wage Base). (See Note below)
            NOTE: The integration percentage of 5.7% shall be reduced to:
                  1. 4.3% if 2. or 4.  above is more  than 20% and less  than or equal to 80% of the Taxable Wage Base.
                  2. 5.4% if 3. is elected or if 2. or 4. above is more than 80%
                     of the Taxable Wage Base.

                                       13

34.  QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Plan Section 12.1(a)(4))
     NOTE:  Regardless  of  any  election  made  in  this  Question,   the  Plan
            automatically  permits  Qualified   Non-Elective   Contributions  to
            correct a failed ADP or ACP test.
     a. [X] N/A.   There   will   be  no   additional   Qualified   Non-Elective
            Contributions except as otherwise provided in the Plan.
     b. [ ] The Employer will make a Qualified  Non-Elective  Contribution equal to % of the total  Compensation  of those  Participants  eligible to share in the allocations.
     c. [ ] The Employer may make a Qualified  Non-Elective  Contribution  in an amount  to  be  determined  by  the  Employer,  to be  allocated  in proportion to the  Compensation  of those  Participants  eligible to share in the allocations.
     d. [ ] The Employer may make a Qualified  Non-Elective  Contribution  in an amount to be determined by the Employer,  to be allocated equally to all Participants eligible to share in the allocations (per capita).

     AND, if b., c., or d. is selected, the Qualified Non-Elective Contributions above will be made on behalf of:
     e. [ ] all Participants.
     f. [ ] only Non-Highly Compensated Employees.

35.  REQUIREMENTS  TO SHARE IN  ALLOCATIONS  OF  EMPLOYER  DISCRETIONARY  PROFIT
     SHARING  CONTRIBUTION,  QUALIFIED  NON-ELECTIVE  CONTRIBUTIONS  (other than
     Qualified  Non-Elective  Contributions  under  Plan  Sections  12.5(c)  and
     12.7(g)) AND FORFEITURES

     REQUIREMENTS FOR  PARTICIPANTS WHO ARE ACTIVELY  EMPLOYED AT THE END OF THE
     PLAN YEAR:  Participants  who are actively  employed at the end of the Plan
     Year will share in allocations  regardless of the service  completed during such Plan Year.

     REQUIREMENTS FOR  PARTICIPANTS WHO ARE NOT ACTIVELY  EMPLOYED AT THE END OF
     THE PLAN YEAR (except as provided in d. through f. below)
     a. [ ] N/A. Plan does not permit such  contributions  and all contributions under the Plan are fully Vested.
     b. [X] A Participant must complete more than 500 Hours of Service (not more than 500) (or _____  months of service  (not more than three (3)) if the Elapsed Time Method is elected).
     c. [ ] Participants will share in such allocations, regardless of service.

     PARTICIPANTS WHO ARE NOT ACTIVELY  EMPLOYED AT THE END OF THE PLAN YEAR due
     to the following will be eligible to share in the allocations regardless of the above conditions (select all that apply):
     d. [ ] Death.
     e. [ ] Total and Permanent Disability.
     f. [ ] Early or Normal Retirement.

36.  FORFEITURES (Plan Sections 1.27 and 4.3(e))
     Except as provided in Plan Section  1.27,  a  Forfeiture  will occur (if no election is made, a. will apply):
     a. [X] as of the  earlier of (1) the last day of the Plan Year in which the
            Former  Participant  incurs five (5)  consecutive  1-Year  Breaks in
            Service, or (2) the distribution of the entire Vested portion of the
            Participant's Account.
     b. [ ] as of the last day of the Plan Year in which the Former  Participant incurs five (5) consecutive 1-Year Breaks in Service.

     Will Forfeitures first be used to pay any administrative expenses?
     c. [X] Yes.
     d. [ ] No.

     AND,  EXCEPT as  otherwise  provided  below  with  respect  to  Forfeitures attributable  to matching  contributions,  any remaining  Forfeitures  will
     be...
     e. [ ] added to any Employer discretionary contribution.
     f. [ ] used to reduce any Employer contribution.
     g. [ ] added to any  Employer  matching  contribution  and  allocated as an additional matching contribution.
     h. [X] allocated to all  Participants  eligible to share in the allocations in the same proportion that each Participant's  Compensation for the
            Plan Year bears to the  Compensation  of all  Participants  for such year.

                                       14

     FORFEITURES OF MATCHING CONTRIBUTIONS WILL BE...36 p.1515
     i. [ ] N/A. Same as above or no matching contributions.
     j. [ ] used to reduce the Employer's matching contribution.
     k. [ ] added to any  Employer  matching  contribution  and  allocated as an additional matching contribution.
     l. [ ] added to any Employer discretionary profit sharing contribution.
     m. [X] allocated  to all  Participants  eligible  to share in the  matching allocations  (regardless of whether a Participant elected any salary reductions)  in proportion to each such  Participant's  Compensation for  the  year.
     n. [ ] allocated to all Non-Highly  Compensated Employees eligible to share in the matching  allocations  (regardless  of whether a  Participant
            elected  any  salary   reductions)   in   proportion  to  each  such
            Participant's Compensation for the year.

37.  ALLOCATIONS OF EARNINGS (Plan Section 4.3(c))
     Allocations  of earnings  with respect to amounts  which are not subject to
     Participant  directed  investments  and which are  contributed  to the Plan after the previous Valuation Date will be determined...
     a. [X] N/A.  All assets in the Plan are subject to  Participant  investment direction.
     b. [ ] by using a  weighted  average  based on the  amount of time that has passed between the date a contribution or distribution  was made and the date of the prior Valuation Date.
     c. [ ] by treating  one-half of all such  contributions  as being a part of the Participant's  nonsegregated  account balance as of the previous
            Valuation Date.
     d. [ ] by using  the  method  specified  in Plan  Section  4.3(c)  (balance forward method).
     e. [ ] other: _____________________________________________________________
            (must  be a  definite  predetermined  formula  that is not  based on
            Compensation and that satisfies the  nondiscrimination  requirements
            of  Regulation   1.401(a)(4)-4  and  is  applied  uniformly  to  all
            Participants).

38.  LIMITATIONS ON ALLOCATIONS (Plan Section 4.4)
     If any Participant is covered under another qualified defined  contribution plan maintained by the Employer,  other than a Master or Prototype Plan, or if the  Employer  maintains  a welfare  benefit  fund,  as  defined in Code
     Section  419(e),  or an  individual  medical  account,  as  defined in Code
     Section 415(l)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:
     a. [X] N/A.  The  Employer  does not  maintain  another  qualified  defined contribution plan other than a paired plan.
     b. [ ] The  provisions  of Plan  Section  4.4(b) will apply as if the other plan were a Master or Prototype Plan.
     c. [ ] Specify the method  under  which the plans will limit  total  Annual
            Additions  to the  Maximum  Permissible  Amount,  and will  properly reduce any  Excess  Amounts,  in a manner  that  precludes  Employer discretion:
            ____________________________________________________________________
     NOTE:  If b. or c. is  selected,  an  Employer  may not rely on the opinion letter  issued by the  Internal  Revenue  Service  that this Plan is qualified under Code Section 401.

     IF ANY  PARTICIPANT  is a Participant in a qualified  defined  benefit plan maintained by the Employer:
     d. [ ] N/A. The Employer does not  maintain,  and has never  maintained,  a qualified  defined  benefit plan OR the  provisions  of Code Section
            415(e) no longer apply to the Plan.
     e. [X] N/A. The  provisions of Code Section  415(e) no longer apply to this
            Plan  effective  with respect to Limitation  Years  beginning  after
            December 31, 1999, or if later December 31, 1999 (if a later date is entered,  this Plan will not be  considered a safe harbor plan under
            Code Section 401(a)(4) and the Regulations thereunder).
     f. [ ] In  any  Limitation  Year,  the  Annual  Additions  credited  to the
            Participant  under  this Plan may not  cause the sum of the  Defined
            Benefit  Plan  Fraction  and the  Defined  Contribution  Fraction to
            exceed 1.0. If the Employer's  contribution  that would otherwise be made on the  Participant's  behalf during the Limitation  Year would cause the 1.0  limitation to be exceeded,  the rate of  contribution under  this Plan will be  reduced  so that the sum of the  fractions equals 1.0. If the 1.0  limitation is exceeded  because of an Excess
            Amount,  such  Excess  Amount  will be  reduced in  accordance  with
            Section 4.5 of the Plan.
     g. [ ] Specify the method under which the plans  involved  will satisfy the
            1.0 limitation in a manner that precludes Employer discretion:
            ____________________________________________________________________
     NOTE:  If f. or g. is  selected,  an  Employer  may not rely on the opinion letter  issued by the  Internal  Revenue  Service  that this Plan is qualified under Code Section 401.

                                       15

DISTRIBUTIONS

39.  FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)
     Distributions under the Plan may be made in (select all that apply)...
     a. [X] lump-sums.
     b. [X] substantially equal installments.
     c. [ ] partial withdrawals provided the minimum withdrawal is $___________.

     AND, pursuant to Plan Section 6.12,
     d. [X] no annuities are allowed  (Plan  Section  6.12(b) will apply and the joint and survivor  rules of Code Sections  401(a)(11)  and 417 will not apply to the Plan).

            AND, if this is an amendment that is eliminating annuities,  then an
            annuity   form  of  payment  is  not   available   with  respect  to
            distributions  that have an Annuity  Starting  Date  beginning on or after:
            1. [X] N/A
            2. [ ] ________  (may  not  be  a  retroactive  date),  except  that regardless  of the date entered,  the  amendment  will not be effective prior to the time set forth in Plan Section 8.1(e).

     e. [ ] annuities  are  allowed as the  normal  form of  distribution  (Plan
            Section 6.12 will not apply and the joint and survivor rules of Code
            Sections  401(a)(11) and 417 will automatically  apply). If elected, the Pre-Retirement Survivor Annuity (minimum spouse's death benefit)
            will be equal to:
            1. [ ] 100% of Participant's interest in the Plan.
            2. [ ] 50% of Participant's interest in the Plan.
            3. [ ] _____% (may not be less than 50%) of a Participant's interest in the Plan.

            AND, the normal form of the  Qualified  Joint and  Survivor  Annuity will be a joint and 50% survivor  annuity unless  otherwise  elected below:
            4. [ ] N/A.
            5. [ ] Joint  and  100%  survivor  annuity.  6. [ ]  Joint  and  75%
                   survivor annuity. 7. [ ] Joint and 66 2/3% survivor annuity.

     NOTE:  If only a  portion  of the  Plan  assets  may be  distributed  in an annuity  form of  payment,  then  select  d. AND e.  and the  assets subject to the joint and survivor  annuity  provisions will be those assets  attributable to (specify):  _____________  (e.g.,  the money purchase pension plan that was merged into this Plan).

     AND, distributions may be made in...
     f. [X] cash only (except for insurance or annuity contracts).
     g. [ ] cash or property.

40.  CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT
     Distributions  upon  termination  of  employment  pursuant to Plan  Section
     6.4(a) of the Plan will not be made unless the  following  conditions  have been satisfied:
     a. [ ] No  distributions  may be made until a Participant has reached Early or Normal Retirement Date.
     b. [X] Distributions  may be made as soon as  administratively  feasible at the Participant's election.
     c. [ ] The Participant has incurred  __________  1-Year Break(s) in Service
            (or Period(s) of Severance if the Elapsed Time Method is elected).
     d. [ ] Distributions may be made at the  Participant's  election as soon as administratively  feasible  after the Plan Year  coincident  with or next following termination of employment.
     e. [ ] Distributions may be made at the  Participant's  election as soon as administratively  feasible  after the Plan Year  quarter  coincident with or next following termination of employment.
     f. [ ] Distributions may be made at the  Participant's  election as soon as administratively  feasible after the Valuation Date  coincident with or next following termination of employment.
     g. [ ] Distributions may be made at the  Participant's  election as soon as administratively  feasible ____________ months following termination of employment.
     h. [ ] Other: _____________________________________________________________
            (must be objective  conditions which are  ascertainable  and are not subject to Employer  discretion  except as  otherwise  permitted  in
            Regulation  1.411(d)-4 and may not exceed the limits of Code Section
            401(a)(14) as set forth in Plan Section 6.7).

                                       16

41.  INVOLUNTARY DISTRIBUTIONS41 p.1717
     Will  involuntary  distributions  of  amounts  less than  $5,000 be made in accordance with the provisions of Sections 6.4, 6.5 and 6.6?
     a. [X] Yes
     b. [ ] No

42.  MINIMUM DISTRIBUTION TRANSITIONAL RULES (Plan Section 6.5(e))
     NOTE:  This Section does not apply to (1) a new Plan or (2) an amendment or restatement of an existing Plan that never  contained the provisions of Code Section  401(a)(9) as in effect prior to the amendments made by the Small Business Job Protection Act of 1996 (SBJPA).
     The "required  beginning date" for a Participant who is not a "five percent
     (5%) owner" is:
     a. [ ] N/A.  (This  is a new  Plan or this  Plan  has  never  included  the pre-SBJPA provisions.)
     b. [ ] April  1st of the  calendar  year  following  the year in which  the
            Participant  attains age 70 1/2. (The pre-SBJPA  rules will continue to apply.)
     c. [X] April 1st of the calendar  year  following  the later of the year in which the Participant  attains age 70 1/2 or retires (the post-SBJPA rules), with the following  exceptions (select one or both and if no election is made, both will apply effective as of January 1, 1996):
            1. [X] A  Participant  who was already  receiving  required  minimum distributions under the pre-SBJPA rules as of January 1, 2003
                   (not  earlier  than  January  1,  1996)  may  elect  to  stop
                   receiving   distributions   and  have  them   recommence   in
                   accordance with the post-SBJPA rules. Upon the recommencement of distributions,  if the Plan permits annuities as a form of distribution then the following will apply:
                   a. [X] N/A. Annuity distributions are not permitted.
                   b. [ ] Upon the recommencement of distributions, the original
                          Annuity  Starting  Date will be retained.
                   c. [ ] Upon  the  recommencement  of  distributions,   a  new
                          Annuity Starting Date is created.
            2. [X] A Participant  who had not begun receiving  required  minimum distributions as of January 1, 2003 (not earlier than January
                   1,  1996) may elect to defer  commencement  of  distributions until  retirement.  The option to defer the  commencement  of
                   distributions   (i.e.,   to  elect  to   receive   in-service
                   distributions  upon  attainment  of age 70 1/2) will apply to all such Participants unless the option below is elected:
                   a. [ ] N/A.
                   b. [X] The in-service  distribution option is eliminated with respect  to  Participants  who attain age 70 1/2 in or
                          after the calendar year that begins after the later of
                          (1) December 31, 1998, or (2) the adoption date of the
                          amendment  and  restatement  to bring  the  Plan  into
                          compliance  with  SBJPA.  (This  option  may  only  be
                          elected if the amendment to eliminate  the  in-service
                          distribution  is adopted no later than the last day of
                          the remedial amendment period that applies to the Plan
                          for changes under SBJPA.)

43.  DISTRIBUTIONS UPON DEATH (Plan Section 6.6(h))
     Distributions  upon the  death of a  Participant  prior  to  receiving  any benefits shall...
     a. [X] be made pursuant to the election of the Participant or beneficiary.
     b. [ ] begin  within 1 year of death for a  designated  beneficiary  and be payable  over the life (or  over a  period  not  exceeding  the life expectancy) of such  beneficiary,  except that if the beneficiary is the Participant's  spouse,  begin prior to December 31st of the year in which the Participant would have attained age 70 1/2.
     c. [ ] be made  within 5 (or if  lesser  _________)  years of death for all beneficiaries.
     d. [ ] be  made   within  5  (or  if  lesser  )  years  of  death  for  all
            beneficiaries,  except that if the beneficiary is the  Participant's spouse,  begin  prior to  December  31st of the  year in  which  the
            Participant  would have  attained age 70 1/2 and be payable over the life (or over a period not  exceeding the life  expectancy)  of such surviving spouse.

44.  HARDSHIP DISTRIBUTIONS (Plan Sections 6.11 and/or 12.9)
     a. [ ] No hardship distributions are permitted.
     b. [X] Hardship  distributions  are permitted  from the following  accounts
            (select all that apply):
            1. [ ] All accounts.
            2. [X] Participant's Elective Deferral Account.
            3. [ ] Participant's   Account  attributable  to  Employer  matching
                   contributions.
            4. [ ] Participant's Account attributable to Employer profit sharing contributions.
            5. [ ] Participant's Rollover Account.
            6. [ ] Participant's Transfer Account.
            7. [ ] Participant's Voluntary Contribution Account.
     NOTE:  Distributions  from a Participant's  Elective  Deferral  Account are limited  to  the  portion  of  such  account  attributable  to  such
            Participant's  Elective Deferrals (and earnings attributable thereto up to December 31, 1988).  Hardship  distributions are not permitted

                                       17

            from a Participant's  Qualified  Non-Elective Account (including any
            401(k) Safe Harbor Contributions) or Qualified Matching Contribution
            Account.

     AND,  shall the safe harbor  hardship  rules of Plan  Section 12.9 apply to distributions made from all accounts? (Note: The safe harbor hardship rules automatically  apply to hardship  distributions of Elective  Deferrals.)
     c. [X] No or N/A.  The  provisions  of Plan  Section 6.11 apply to hardship distributions from all accounts other than a Participant's  Elective
            Deferral Account.
     d. [ ] Yes.  The  provisions  of Plan  Section  12.9 apply to all  hardship distributions.

     AND, are distributions  restricted to those accounts in which a Participant is fully Vested?
     e. [X] Yes,  distributions  may only be made from accounts  which are fully
            Vested.
     f. [ ] No. (If elected,  the fraction at Plan Section 6.5(h) shall apply in determining  vesting  of the  portion  of the  account  balance  not withdrawn).

     AND, the minimum hardship distribution shall be...
     g. [X] N/A. There is no minimum.
     h. [ ] $__________ (may not exceed $1,000).

45.  IN-SERVICE DISTRIBUTIONS (Plan Section 6.10)
     a. [ ] In-service  distributions  may  not be  made  (except  as  otherwise elected for Hardship Distributions).
     b. [X] In-service  distributions  may be made to a Participant  who has not separated from service provided any of the following conditions have been satisfied (select all that apply):
            1. [ ] the Participant has attained age ___.
            2. [X] the Participant has reached Normal Retirement Age.
            3. [ ] the  Participant  has been a  Participant  in the Plan for at least _____ years (may not be less than five (5)).
            4. [ ] the amounts being  distributed  have  accumulated in the Plan for at least two (2) years.

     AND,  in-service  distributions  are permitted from the following  accounts
     (select all that apply):
     c. [X] All accounts.
     d. [ ] Participant's Elective Deferral Account.
     e. [ ] Qualified Matching Contribution Account and portion of Participant's
            Account attributable to Employer matching contributions.
     f. [ ] Participant's   Account  attributable  to  Employer  profit  sharing
            contributions.
     g. [ ] Qualified Non-Elective Contribution Account.
     h. [ ] Participant's Rollover Account.
     i. [ ] Participant's Transfer Account.
     j. [ ] Participant's Voluntary Contribution Account.

     NOTE:  Distributions  from  a  Participant's   Elective  Deferral  Account,
            Qualified Matching  Contribution Account and Qualified  Non-Elective
            Account (including 401(k) Safe Harbor  Contributions) are subject to restrictions  and generally may not be  distributed  prior to age 59
            1/2.

     AND, are distributions  restricted to those accounts in which a Participant is fully Vested?
     k. [X] Yes,  distributions  may only be made from accounts  which are fully
            Vested.
     l. [ ] No. (If elected,  the fraction at Plan Section  6.5(h) will apply in determining  vesting  of the  portion  of the  account  balance  not withdrawn.)

     AND, the minimum distribution shall be...
     m. [X] N/A. There is no minimum.
     n. [ ] $_______ (may not exceed $1,000).

NONDISCRIMINATION TESTING

46.  HIGHLY COMPENSATED EMPLOYEE (Plan Section 1.31)
     NOTE:  If  this  is a GUST  restatement,  complete  the  questions  in this
            Section retroactively to the first Plan Year beginning after 1996.

     TOP-PAID GROUP  ELECTION.  Will the top-paid  group election be made?  (The election  made  below  for the  latest  year  will  continue  to  apply  to subsequent Plan Years unless a different election is made.)
     a. [ ] Yes, for the Plan Year beginning in:______.
     b. [X] No, for the Plan Year beginning in: 1997.

                                       18

     Calendar Year Data Election. Will the calendar year data election be used?
     (The  election  made below for the latest  year will  continue  to apply to subsequent Plan Years unless a different election is made.)
     c. [ ] Yes, for the Plan Year beginning in:_________________.
     d. [X] No, for the Plan Year beginning in: 2002.

47.  ADP AND ACP TESTS  (Plan  Sections  12.4 and  12.6).  The ADP ratio and ACP ratio for Non-Highly  Compensated Employees will be based on the following.
     The  election  made below for the  latest  year will  continue  to apply to subsequent Plan Years unless the Plan is amended to a different election.
     a. [ ] N/A.  This Plan  satisfies  the ADP Test Safe Harbor rules and there are no  contributions  subject  to an ACP test or for all Plan Years beginning in or after the Effective Date of the Plan or, in the case of an  amendment  and  restatement,  for all Plan Years to which the amendment and restatement relates.
     b. [X] PRIOR YEAR  TESTING:  The prior year ratio will be used for the Plan
            Year  beginning  in 2002 . (Note:  If this  election is made for the first  year the Code  Section  401(k) or 401(m)  feature is added to this Plan (unless this Plan is a successor  plan),  the amount taken into account as the ADP and ACP of Non-Highly  Compensated Employees
            for the preceding Plan Year will be 3%.)
     c. [ ] CURRENT  YEAR  TESTING:  The current year ratio will be used for the
            Plan Year beginning in ___________.

     NOTE:  In any Plan Year  where the ADP Test Safe  Harbor is being  used but not the ACP Test Safe  Harbor,  then c. above must be used if an ACP test applies for such Plan Year.

TOP HEAVY REQUIREMENTS

48.  TOP HEAVY DUPLICATIONS (Plan Section 4.3(i)):  When a Non-Key Employee is a
     Participant  in this  Plan and a Defined  Benefit  Plan  maintained  by the
     Employer,  indicate which method shall be utilized to avoid  duplication of top heavy  minimum  benefits:  (If b., c., d. or e. is elected,  f. must be completed.)
     a. [ ] N/A.  The Employer  does not  maintain a Defined  Benefit Plan other than a paired plan. (Go to next Question)
     b. [ ] The  full  top  heavy  minimum  will be  provided  in each  plan (if selected, Plan Section 4.3(i) shall not apply).
     c. [ ] 5% defined contribution minimum.
     d. [X] 2% defined benefit minimum.
     e. [ ] Specify  the method  under  which the Plans will  provide  top heavy minimum benefits for Non-Key  Employees that will preclude  Employer discretion and avoid inadvertent omissions:
            ____________________________________________________________________

     NOTE:  If c. or d. is  selected  and  both  plans  do not  cover  the  same
            Employees,  or if e. is  selected,  then an Employer may not rely on the opinion letter issued by the Internal  Revenue Service that this
            Plan is qualified under Code Section 401.

     AND,  the "Present  Value of Accrued  Benefit"  (Plan  Section 9.2) for Top
     Heavy purposes shall be based on...
     f. [X] Interest Rate: 7% Mortality
            Table: UP 84

49.  TOP HEAVY DUPLICATIONS (Plan Section 4.3(f)):  When a Non-Key Employee is a
     Participant in this Plan and another defined  contribution  plan maintained by  the  Employer,  indicate  which  method  shall  be  utilized  to  avoid duplication of top heavy minimum benefits:
     a. [X] N/A.  The  Employer  does not  maintain  another  qualified  defined contribution plan other than a paired plan.
     b. [ ] The full top heavy minimum will be provided in each plan.
     c. [ ] A  minimum,  non-integrated  contribution  of  3%  of  each  Non-Key
            Employee's 415 Compensation  shall be provided in the Money Purchase
            Plan (or other plan subject to Code Section 412), where the Employer maintains two (2) or more non-paired Defined Contribution Plans.
     d. [ ] Specify  the method  under  which the Plans will  provide  top heavy minimum benefits for Non-Key  Employees that will preclude  Employer
            discretion   and  avoid   inadvertent   omissions,   including   any
            adjustments required under Code Section 415:
            ____________________________________________________________________
     NOTE:  If c. is selected and both plans do not cover the same Employees, or if d. is  selected,  then an  Employer  may not rely on the  opinion letter  issued by the  Internal  Revenue  Service  that this Plan is qualified under Code Section 401.

MISCELLANEOUS

50.  LOANS TO PARTICIPANTS (Plan Section 7.6)
     a. [ ] Loans are not permitted.
     b. [X] Loans are permitted.

                                       19

     IF loans are permitted (select all that apply)...
     c. [X] loans will be treated as a Participant directed investment.
     d. [ ] loans will only be made for hardship or financial necessity.
     e. [X] the minimum loan will be $ 1,000 (may not exceed $1,000).
     f. [X] a Participant may only have 1 (e.g., one (1)) loan(s) outstanding at any time.
     g. [X] all  outstanding  loan balances will become due and payable in their entirety upon the  occurrence of a  distributable  event (other than satisfaction of the conditions for an in-service distribution).
     h. [X] loans will only be permitted from the following accounts (select all that apply):
            1. [X] All accounts.
            2. [ ] Participant's Elective Deferral Account.
            3. [ ] Qualified  Matching  Contribution  Account  and/or portion of
                   Participant's   Account  attributable  to  Employer  matching
                   contributions.
            4. [ ] Participant's Account attributable to Employer profit sharing contributions.
            5. [ ] Qualified Non-Elective Contribution Account.
            6. [ ] Participant's Rollover Account.
            7. [ ] Participant's Transfer Account.
            8. [ ] Participant's Voluntary Contribution Account.
     NOTE:  Department of Labor  Regulations  require the adoption of a separate written loan program setting forth the requirements outlined in Plan
            Section 7.6.

51.  DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.10)
     a. [ ] Participant directed investments are not permitted.
     b. [X] Participant  directed  investments  are  permitted for the following accounts (select all that apply):
            1. [X] All accounts.
            2. [ ] Participant's Elective Deferral Account.
            3. [ ] Qualified  Matching  Contribution  Account  and/or portion of
                   Participant's   Account  attributable  to  Employer  matching
                   contributions.
            4. [ ] Participant's Profit Sharing Account.
            5. [ ] Qualified Non-Elective Contribution Account.
            6. [ ] Participant's Rollover Account.
            7. [ ] Participant's Transfer Account.
            8. [ ] Participant's Voluntary Contribution Account.
            9. [ ] Other: ______________________________________________________

     AND,  is it intended  that the Plan  comply  with Act  Section  404(c) with respect to the accounts subject to Participant investment direction?
     c. [ ] No.
     d. [X] Yes

     AND,  will  voting  rights on  directed  investments  be passed  through to
     Participants?
     e. [X] No.  Employer stock is not an alternative OR Plan is not intended to comply with Act Section 404(c).
     f. [ ] Yes, for Employer stock only.
     g. [ ] Yes, for all investments.

52.  ROLLOVERS (Plan Section 4.6)
     a. [ ] Rollovers will not be accepted by this Plan.
     b. [X] Rollovers will be accepted by this Plan.

     AND, if b. is elected, rollovers may be accepted...
     c. [X] from any Eligible Employee, even if not a Participant.
     d. [ ] from Participants only.

     AND, distributions from a Participant's Rollover Account may be made...
     e. [ ] at any time.
     f. [X] only when the  Participant  is otherwise  entitled to a distribution under the Plan.

53.  AFTER-TAX VOLUNTARY EMPLOYEE CONTRIBUTIONS (Plan Section 4.8)
     a. [ ] After-tax voluntary Employee contributions will not be allowed.
     b. [X] After-tax voluntary Employee contributions will be allowed.

54.  LIFE INSURANCE (Plan Section 7.5)
     a. [X] Life insurance may not be purchased.
     b. [ ] Life insurance may be purchased at the option of the Administrator.
     c. [ ] Life insurance may be purchased at the option of the Participant.

                                       20

     AND, if b. or c. is elected,  the  purchase of initial or  additional  life insurance  will be subject to the  following  limitations  (select all that apply):
     d. [ ] N/A, no limitations.
     e. [ ] each initial Contract will have a minimum face amount of $______.
     f. [ ] each additional Contract will have a minimum face amount of $_____.
     g. [ ] the  Participant  has  completed  Years of  Service  (or  Periods of
            Service).
     h. [ ] the  Participant  has  completed  Years of  Service  (or  Periods of
            Service) while a Participant in the Plan.
     i. [ ] the Participant is under age on the Contract issue date.
     j. [ ] the maximum  amount of all Contracts on behalf of a Participant  may not exceed $_____.
     k. [ ] the maximum face amount of any life insurance Contract will be $____.

GUST TRANSITION RULES

     The following  questions  only apply if this is a GUST  restatement  (i.e.,
     Question 6.c. is selected).  If this is not a GUST  restatement,  then this
     Plan will not be considered an  individually  designed plan merely  because the following questions are deleted from the Adoption Agreement.

55.  COMPENSATION
     The family  aggregation rules of Code Section 401(a)(17) as in effect under
     Code Section 414(q)(6) prior to the enactment of SBJPA do not apply to this
     Plan effective as of:
     a. [X] The first day of the first Plan Year beginning after 1996.
     b. [ ] _________  (may not be prior to the first day of the first Plan Year beginning  in 1997 and may not be later  than the  first  day of the
            Plan Year following the Plan Year in which this GUST  restatement is adopted).
     NOTE:  If family aggregation continued to apply after 1996, the Plan is not a safe  harbor  plan for Code  Section  401(a)(4)  purposes  and the
            Employer may not rely on the opinion  letter  issued by the Internal
            Revenue Service that this Plan is qualified under Code Section 401.

56.  LIMITATION ON ALLOCATIONS AND TOP HEAVY RULES
     If any  Participant is a Participant  in this Plan and a qualified  defined benefit plan  maintained  by the  Employer,  then the  limitations  of Code
     Section  415(e) as in effect  under  Code  Section  414(q)(6)  prior to the enactment  of SBJPA do not apply to this Plan  effective  with  respect  to
     Limitation Years beginning on or after:
     a. [X] N/A. The Employer does not  maintain,  and has never  maintained,  a qualified  defined  benefit plan OR the  provisions  of Code Section
            415(e) have already been removed from this Plan.
     b. [ ] ________ (may not be prior to the first Limitation Year beginning in
            2000 and may not be later than the first  Limitation  Year beginning after  the  Limitation  Year  in  which  this  GUST  restatement  is adopted).

     NOTE:  If the Code Section  415(e) limits  continued to apply to Limitation
            Years  beginning  after 1999, the Plan is not a safe harbor plan for
            Code Section 401(a)(4) purposes and the Employer may not rely on the opinion letter issued by the Internal Revenue Service that this Plan is qualified under Code Section 401.

     AND, if b. is selected with a date that is later than the effective date of this GUST  restatement,  then with respect to the Limitation  Year in which this  restatement is adopted,  if any  Participant is a Participant in this
     Plan and a qualified  defined  benefit  plan  maintained  by the  Employer, specify the method  under which the plans  involved  will provide top heavy minimum benefits for Non-Key  Employees and will satisfy the limitations of
     Code Section 415(e) in a manner that precludes Employer discretion:
     c. [ ] N/A.  The  effective  date of the GUST  restatement  is the date the provisions of Code Section 415(e) no longer apply to this Plan.
     d. [ ] ____________________________________________________________________
     NOTE:  If the top heavy  minimum  benefit is only  provided in one plan and the  Defined  Benefit  Plan and this  Plan do not  benefit  the same
            Participants,  the uniformity  requirement of the Section  401(a)(4)
            Regulations may be violated.

57.  INVOLUNTARY DISTRIBUTIONS
     If the Plan provides for involuntary distributions (i.e., 41.a. is elected)
     then the increase in the involuntary amount threshold from $3,500 to $5,000 became effective with respect to distributions made on or after:
     a. [ ] N/A. The plan doesn't  provide for  involuntary  distributions  less than $5,000.
     b. [X] August  6,  1997,  or if later  ______________  (leave  blank if not applicable).

                                       21

58.  MINIMUM DISTRIBUTIONS
     The proposed  Code  Section  401(a)(9)  Regulations  issued in January 2001 apply with respect to distributions under the Plan made on or after January
     1, 2001, unless a later date is specified below:
     a. [ ] N/A.
     b. [X] January  1,  2002  (may be any date in 2001 or the  first day of any calendar year after 2001).

     AND, if b. is selected,  for years prior to the date specified above,  life expectancies for minimum  distributions  required  pursuant to Code Section
     401(a)(9) shall...
     c. [X] be recalculated at the Participant's election.
     d. [ ] be recalculated.
     e. [ ] not be recalculated.

59.  ADP AND ACP TESTS.  For Plan Years  beginning in and prior to the Plan Year in which the restatement is adopted, the following will apply:

     ADP TEST:
     a. [X] PRIOR YEAR  TESTING:  The prior year ratio will be used for the Plan
            Year  beginning in the year  specified  below.  (If this election is made for the first year the Code Section  401(k) feature is added to this Plan (unless this Plan is a successor  plan),  the amount taken into account as the ADP of Non-Highly  Compensated Employees for the
            preceding Plan Year will be 3%.)
            1.  [X] 1997 2. [X] 1998 3. [X] 1999 4. [X] 2000 5. [X] 2001
     b. [ ] CURRENT  YEAR  TESTING:  The current year ratio will be used for the
            Plan Year beginning in:
            1.  [ ]  1997  2. [ ] 1998   3. [ ] 1999    4.  [ ] 2000   5. [ ] __

            ACP TEST:
     c. [ ] N/A.
     d. [X] PRIOR YEAR  TESTING:  The prior year ratio will be used for the Plan
            Year  beginning in the year  specified  below.  (If this election is made for the first year the Code Section  401(m) feature is added to this Plan (unless this Plan is a successor  plan),  the amount taken into account as the ACP of Non-Highly  Compensated Employees for the
            preceding Plan Year will be 3%.)
            1. [X] 1997 2. [X] 1998 3. [X] 1999 4. [X] 2000 5. [X] 2001
     e. [ ] CURRENT  YEAR  TESTING:  The current year ratio will be used for the
            Plan Year beginning in:
            1.  [ ]  1997  2. [ ] 1998   3. [ ] 1999    4.  [ ] 2000   5. [ ] __

                                       22

The  adopting  Employer  may rely on an opinion  letter  issued by the  Internal
Revenue  Service as evidence  that the plan is qualified  under Code Section 401 except to the extent  provided in Rev.  Proc.  2000-20,  2000-6  I.R.B.  553 and
Announcement 2001-77, 2001-30 I.R.B.

An Employer who has ever  maintained  or who later adopts any plan  (including a welfare  benefit  fund,  as  defined  in Code  Section  419(e),  which  provides
post-retirement   medical  benefits  allocated  to  separate  accounts  for  key employees,  as defined in Code  Section  419A(d)(3),  or an  individual  medical account,  as defined in Code Section 415(l)(2)) in addition to this Plan may not rely on the opinion letter issued by the National Office of the Internal Revenue
Service with respect to the requirements of Code Sections 415 and 416.

If the Employer who adopts or maintains multiple plans wishes to obtain reliance with respect to the requirements of Code Sections 415 and 416, application for a determination  letter  must be  made to  Employee  Plans  Determinations  of the
Internal Revenue Service.

The Employer may not rely on the opinion letter in certain other  circumstances, which are specified in the opinion  letter issued with respect to the plan or in
Revenue Procedure 2000-20 and Announcement 2001-77.

This Adoption Agreement may be used only in conjunction with basic Plan document
#01. This Adoption Agreement and the basic Plan document shall together be known as Franklin  Templeton Investor Services,  Inc.  Prototype  Standardized  401(k)
Profit Sharing Plan and Trust #01-006.

The  adoption of this Plan,  its  qualification  by the IRS, and the related tax consequences are the  responsibility of the Employer and its independent tax and legal advisors.

Franklin  Templeton  Investor  Services,  Inc.  will notify the  Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.
Furthermore,  in order to be eligible to receive such notification,  we agree to notify Franklin Templeton Investor Services, Inc. of any change in address.

This Plan may not be used,  and shall  not be  deemed  to be a  Prototype  Plan, unless an authorized  representative of Franklin  Templeton  Investor  Services,
Inc.  has  acknowledged  the  use  of  the  Plan.  Such  acknowledgment  is  for administerial purposes only. It acknowledges that the Employer is using the Plan but does not represent  that this Plan,  including  the choices  selected on the
Adoption  Agreement,  has been  reviewed by a  representative  of the sponsor or constitutes a qualified retirement plan.

Franklin Templeton Investor Services, Inc.

By: /s/ Rick S. Fergerson
    --------------------------------

With regard to any questions  regarding the provisions of the Plan,  adoption of the Plan,  or the effect of an opinion  letter from the IRS, call or write (this information  must be  completed  by the  sponsor of this Plan or its  designated representative):

Name:        Rick Fergerson
             -------------------------------------------------------------------

Address:     3355 Data Drive, 2nd Floor
             -------------------------------------------------------------------

             Rancho Cordova                  California                95670
             -------------------------------------------------------------------

Telephone:   (916) 463-1500
             -------------------------------------------------------------------

                                       23

The Employer and Trustee hereby cause this Plan to be executed on May 13, 2003.

Furthermore, this Plan may not be used unless acknowledged by Franklin Templeton
Investor Services, Inc. or its authorized representative.

EMPLOYER:

American Pacific Corporation

By: /s/ John R. Gibson
    ---------------------

TRUSTEE:

Franklin Templeton Bank & Trust

By: /s/ Jocelyn Denoga
    ------------------

                                       24